Careview Communications, Inc. 8-K

Exhibit 10.34

HEALTHCOR PARTNERS FUND, L.P.

ALLONGE NO. 4 TO SENIOR SECURED CONVERTIBLE NOTE

(issued April 21, 2011)

March 8, 2022

This Allonge No. 4 to Senior Secured Convertible Note (this “Allonge”) shall be affixed to that certain Senior Secured Convertible Note dated April 21, 2011 (as amended by Allonge No. 1 to Senior Secured Convertible Note, dated June 26, 2015, Allonge No. 2 to Senior Secured Convertible Note, dated July 10, 2018, and Allonge No. 3 to Senior Secured Convertible Note, dated April 20, 2021, the “Note”), issued in the original principal amount of $9,316,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”) and payable to the order of HealthCor Partners Fund, L.P. (the “Holder”), and shall become a permanent part thereof and shall amend the Note as provided herein.

1.	Amendment to Maturity Date. The second sentence of Section 1 of the Note is hereby deleted and replaced with the following:

The “Maturity Date” shall be the earlier to occur of (a) April 20, 2023 or (b) 120 calendar days following a written demand for payment by the Holder to the Company; provided, that such written demand may not be given prior to the twelve month anniversary of the date on which the obligations of the Company under the PDL Credit Agreement are repaid in full.

2.           No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes the Holder to affix this Allonge to the Note and it shall for all purposes henceforth be part of the Note.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven Johnson
Title: Chief Executive Officer

AGREED AND ACCEPTED:

HOLDER:

HEALTHCOR PARTNERS FUND, L.P.
By:	HealthCor Partners Management L.P., as Manager
By:	HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name:	Jeffrey Lightcap
Title:	Senior Managing Director

[Signature Page to Allonge No. 4 to CareView Communications Inc. Secured Convertible Note
Issued April 21, 2011 (HCP Fund)]